
Riverview
BANCORP

Welcome to the 28th Annual Shareholder Meeting

August 28, 2025

Board of Directors





Gerald L. Nies
Chairperson



Bess Wills
Vice Chairperson



Bradley Carlson



Patricia Eby



Stacey Graham



Larry Hoff



Valerie Moreno



Nicole Sherman

Riverview
BANCORP



Gerald L. Nies

Chairperson of the Board

Riverview
BANCORP



Nicole Sherman

Chief Executive Officer/President



FORWARD-LOOKING STATEMENTS

Forward-looking statements with respect to the financial condition, results of operations and the business of Riverview are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements.

These include, without limitation: Riverview's ability to manage new and acquired branches; the impact of competition on revenues and margins; and other risks and uncertainties, as may be detailed from time to time in Riverview's public announcements and filings with the SEC. Forward-looking statements can be identified by the use of forward-looking terminology, such as "may," "will," "should," "expect," "anticipate," "estimate," "continue," "plans," "intends," or other similar terminology.

Riverview does not intend to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of the Report, other than in its periodic filings with the SEC, or to reflect the occurrence of unanticipated events.

Nicole Sherman

Chief Executive Officer/President



STRATEGIC PLAN


Employer of Choice
Profitable Growth
Digital Experience
Data Empowerment
Client Experience
Riverview BANK

Executive Officers



Nicole Sherman
Chief Executive Officer/President

David Lam
EVP/Chief Financial Officer

Dan Cox
EVP/Chief Operating Officer

Robert Benke
EVP/Chief Credit Officer



Charmaine Lightheart
EVP/Chief Retail and Digital Engagement Officer



Michael Sventek
EVP/Chief Lending Officer



Evan Sowers
President and CEO
Riverview Trust Company


Riverview
Riverview

COMMUNITY IMPACT

Riverview's team live, play, and work in the communities we serve. We champion local organizations across our footprint, knowing the power of meaningful, local impact. Our commitment goes beyond financial support. Our team members dedicate their time, talent, and expertise by serving on boards and engaging in hands-on community service. Through collaboration and shared purpose, we drive positive change because when we work together, great things happen.

46
board of director/committee positions held by team members

1,909
employee service hours

118
organizations supported

$311,850
in donations to local organizations

Riverview
BANCORP



Nicole Sherman

Chief Executive Officer/President

Riverview BANCORP



David Lam

EVP/Chief Financial Officer

NET INCOME

Riverview continues to demonstrate year-over-year net income through its operating model.



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$3,799
$4,903
Fiscal March 2024
Fiscal March 2025
(in thousands)



$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$(2,500)
$(3,000)
$(3,500)
$(2,968)
$966
$1,557
$1,232
$1,148
$1,225
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025
(in thousands)

Note: March 2024 include a balance sheet restructure

LOAN PORTFOLIO

Riverview's diverse loan portfolio has increased 13.2% over the periods shown.



$ in thousands
$1,080.0
$1,060.0
$1,040.0
$1,020.0
$1,000.0
$980.0
$960.0
$940.0
$920.0
$900.0
$880.0
$943.2
$990.4
$1,008.9
$1,024.0
$1,062.5
$1,068.1
March 2021
March 2022
March 2023
March 2024
March 2025
June 2025
March 2021 March 2022 March 2023 March 2024 March 2025 June 2025

LOAN PORTFOLIO PIPELINE

The loan pipeline continues to grow as we develop our relationship teams.



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$18.4
$32.3
$43.5
$49.1
$41.1
$72.0
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025
($ in millions)

DEPOSITS

Deposits remain strong and continue to be a significant focus for our team members as part of our growth strategy.


$ in thousands
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,232
$1,220
$1,237
$1,219
$1,232
$1,210
$349
$339
$341
$313
$316
$307
$883
$881
$896
$906
$916
$903
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025
Interest Bearing
Non-Interest Bearing

LIQUIDITY

Available liquidity remains robust through Federal Reserve and FHLB Des Moines lines and investment portfolio.



$ in millions
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
$812.6
$288.0
$787.4
$280.4
Available Liquidity
Uninsured Deposits
Available Liquidity
Uninsured Deposits
March 31, 2025
June 30, 2025
Total
Brokered Deposits
Unencumbered Securities
FHLB
FRB

CAPITAL RATIOS

Capital remains strong and exceeds regulatory thresholds of being well-capitalized.



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
March 2025
June 2025
11.10%
16.48%
11.16%
16.56%
Leverage Ratio
Total Capital
Leverage Ratio
Total Capital
Well-Capitalized
Excess Over Well-Capitalized
Regulatory well-Capitalized threshold

STRONG ASSET QUALITY

Nonperforming assets and nonperforming assets to total loans continue to decrease, a testament to Riverview's strong credit culture.



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
0.05%
0.04%
0.03%
0.02%
0.01%
0.00%
$395,000
$273,000
$265,000
$173,000
$155,000
$143,000
0.03%
0.02%
0.02%
0.01%
0.01%
0.01%
March 2021
March 2022
March 2023
March 2024
March 2025
June 2025

ALLOWANCE / TOTAL LOANS

Riverview continues to maintain a strong allowance for credit losses to total loans. As economic changes occur, Riverview is well positioned for these uncertainties.



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.03%
1.47%
1.52%
1.52%
1.45%
1.44%
March 2021
March 2022
March 2023
March 2024
March 2025
June 2025

Note: March 2021 elevated due to pandemic related reserves.

STOCK REPURCHASE

Success with execution of stock repurchase plans to enhance shareholder value.

Fiscal Year 2025

$2.0 million stock repurchase plan

- Approved September 25, 2024.
- Completed February 2, 2025.
- Shares – 358,631
- Average repurchase price - $5.65

Fiscal Year 2026

$2.0 million stock repurchase plan

- Approved April 24, 2025.
- Repurchased continue until the earlier of the completion of repurchase or 12 months after effective date.
- Open market purchases based on market prices or privately negotiated transactions.

COMMUNITY SERVICE

1,909 employee service hours

At the heart of our mission is a deep commitment to the communities we serve. Riverview is supporting programs that reflect the real needs of our community because when our neighbors thrive, we all do. Together, we're transforming impact into a shared future of growth and possibility.


SCHWINN

Supporting organizations whose missions include:

- Animal Welfare
- Arts and Entertainment
- Children Services
- Civic Services
- Early Childhood Education
- Economic Development
- Education
- Environment
- Family Services
- Financial Literacy
- Food Drives/Hunger Relief
- Health and Fitness
- Houselessness
- Homeownership
- Parks and Recreation
- Senior Services
- Veteran Services



NON-GAAP MEASURES

Non-performing loans reconciliation, excluding Government Guaranteed Loans

(Dollars in thousands)	March 31, 2021	March 31, 2022	March 31, 2023	March 31, 2024	March 31, 2025	June 30, 2025
Non-performing loans (GAAP)	$571	$22,099	$1,852	$178	$155	$143
Less: Non-performing Government Guaranteed loans	(176)	(21,826)	(1,587)	(5)	-	-
Adjusted non-performing loans excluding Government Guaranteed loans (non-GAAP)	$395	$273	$265	$173	$155	$143
Non-performing loans to total assets (GAAP)	0.04%	1.27%	0.12%	0.01%	0.01%	0.01%
Non-performing loans, excluding Government Guaranteed loans to total assets (non-GAAP)	0.03%	0.02%	0.02%	0.01%	0.01%	0.01%

Riverview BANCORP



Gerald L. Nies

Chairperson of the Board



Gerald L. Nies
Chairperson

Nicole Sherman
CEO/President

David Lam
EVP/Chief Financial Officer

Questions?

Riverview
BANCORP

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